UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: May 25, 2005
(Date of earliest event reported)


                    Wells Fargo Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                     333-122307              52-1972128
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(State or other jurisdiction     (Commission File No.)      (IRS Employer
     of incorporation)                                    Identification No.)

7430 New Technology Way, Frederick, Maryland                      21703
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Address of principal executive offices                          (Zip Code)


Registrant's Telephone Number, including area code (301) 846-8881
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
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            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Structural Term Sheets (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Lehman Brothers Inc. which are hereby filed pursuant to such letter.

ITEM 9.01 Financial Statements and Exhibits
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  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99) Structural Term Sheets and Collateral Term Sheets prepared by Deutsche Bank Securities Inc. in connection with Wells Fargo Asset Securities Corporation, Mortgage
                                    Pass-Through Certificates, Series 2005-AR13

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                    CORPORATION


May 25, 2005


                                   By:/s/ Bradley A. Davis
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                                      Bradley A. Davis
                                      Vice President

                                INDEX TO EXHIBITS
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                                                                  Paper (P) or
Exhibit No.    Description                                        Electronic (E)
-----------    -----------                                        --------------
(99)           Structural Term Sheets and Collateral              E
               Term Sheets prepared by Deutsche Bank
               Securities Inc. in connection with Mortgage
               Wells Fargo Asset Securities Corporation,
               Pass-Through Certificates, Series 2005-AR13